UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BRIACELL THERAPEUTICS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BRIACELL THERAPEUTICS CORP.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

BRIACELL THERAPEUTICS CORP.

TO BE HELD ON THURSDAY, JANUARY 23, 2025

AT 10:00 A.M. (EASTERN TIME)

DECEMBER 13, 2024

This proxy statement is dated December 13, 2024, and is first being made available to shareholders on December 17, 2024

BRIACELL THERAPEUTICS CORP.

Suite 300 – 235 15th Street
West Vancouver, BC V7T 2X1

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS (the “Notice”)

The annual general meeting (the “Meeting”) of holders (“Shareholders”) of common shares (“Common Shares”) of BriaCell Therapeutics Corp., a British Columbia corporation (the “Company”), will be held on Thursday, January 23, 2025, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400, One First Canadian Place, Toronto, ON, M5X 1A4.

The following matters will be considered at the Meeting:

1.	The receipt of the audited financial statements of the Company for the financial years ended July 2024 and 2023, together with the auditor’s reports thereon;

2.	The appointment of MNP LLP as auditors for the Company and the authorization of the board of directors of the Company (the “Board” or the “Board of Directors”) to fix the auditors’ remuneration and terms of engagement;

3.	The election of the directors for the forthcoming year from the nominees proposed by the Board; and

4.	The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Notice is accompanied by the: (1) proxy statement; (2) the accompanying proxy card (“Proxy Card”); and (3) the Company’s Annual Report on Form 10-K for the year ended July 31, 2024 (including the audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis) (collectively, the “Proxy Materials”). The Company is not sending the Proxy Materials to registered Shareholders or non-registered Shareholders using notice-and-access delivery procedures defined under NI 54-101 and National Instrument 51-102 – Continuous Disclosure Obligations.

The record date for the determination of Shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is December 9, 2024 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of Shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

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A Shareholder of the Company may attend the Meeting or may be represented by proxy. Registered Shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof are requested to date, sign and return the accompanying Proxy Card for use at the Meeting or any adjournment(s) or postponement(s) thereof and deposit it with the Company’s transfer agent, Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1.

Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on January 21, 2025 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage Shareholders currently planning to participate in the Meeting to submit their votes or Proxy Card in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your Proxy Card or voting instruction card.

Dated as of December 13, 2024.

ON BEHALF OF THE BOARD OF BRIACELL THERAPEUTICS CORP.

Jamieson Bondarenko
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2025

The Notice of Annual General Meeting, Proxy Card and Proxy Statement are available online at the “Investor Relations” section of the Company’s website at www.briacell.com/investor-relations. The Annual Report on Form 10-K for the year ended July 31, 2024, is also available online at the “Investors Relations” section of our website at www.briacell.com/investor-relations.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

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PROXY STATEMENT FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF BRIACELL THERAPEUTICS CORP. TO BE HELD ON JANUARY 23, 2025

This proxy statement is furnished in connection with the solicitation by management of BriaCell Therapeutics Corp. of proxies to be used at the 2025 annual general meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) of the Company referred to in the accompanying notice of annual general meeting of shareholders (the “Notice”), to be held on January 23, 2025, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400, One First Canadian Place, Toronto, ON, M5X 1A4.

Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “BriaCell” or similar terms refers to BriaCell Therapeutics Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors (“Board”) with respect to each of the matters set forth in the accompanying Notice. You may revoke your proxy by following the instructions set out under the heading “May I change or revoke my vote?”.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2024, available to Shareholders on December 17, 2024.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.235 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2025:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2024 are available for viewing, printing and downloading on the “Investor Relations” section of our website at www.briacell.com/investor-relations, SEDAR+ at www.sedarplus.ca, and the SEC’s website at www.sec.gov.

All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

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General information about the annual general meeting and voting

Proxy Materials

Why am I receiving these materials?

Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held on January 23, 2025.

The following proxy materials are being posted online and being mailed out to Shareholders: (1) the proxy statement; (2) the accompanying proxy card (“Proxy Card”); and (3) the Company’s Annual Report on Form 10-K for the year ended July 31, 2024 (including our audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis).

As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement, the accompanying Proxy Card and the Company’s Annual Report on Form 10-K (collectively, the “Meeting Materials”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Meeting Materials to Non-registered Shareholders.

In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive the Meeting Materials by mail.

Management of the Company intends to pay for Intermediaries to forward the Meeting Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”). An OBO will receive the Meeting Materials through Intermediaries by mail at the cost of the Company.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries. Non-registered Shareholders who have received the Meeting Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

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Generally, Non-registered Shareholders will either:

●	receive a Proxy Card executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Computershare; or

●	be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Card completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Meeting Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Meeting Materials to you; and (ii) executing your proper voting instructions.

What is included in the proxy materials?

The proxy materials include:

●	our Notice of Meeting;

●	our proxy statement for the Meeting;

●	a Proxy Card or voting instruction card; and

●	our 2024 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis).

What information is contained in this proxy statement?

The information contained in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

We have adopted a procedure called “householding”, which the SEC has approved. If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at glevin@briacell.com or by calling us at 604-921-1810.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Computershare at:

Computershare Investor Services

100 University Ave., 8th Floor, North Tower

Toronto, ON M5J 2Y1

Canada

1-800-564-6253

If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

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Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

BriaCell Therapeutics Corp.

Attn: Corporate Secretary

3rd Floor, Bellevue Centre

235-15th Street

West Vancouver, British Columbia, Canada

V7T 2X1

glevin@briacell.com

Who pays the cost of soliciting proxies for the Meeting?

The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.

The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1.	the appointment of MNP LLP as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement;

2.	the election of directors for the forthcoming year from the nominees proposed by the Board;

3.	the transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

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What are my voting choices?

You may vote “FOR” or “WITHHOLD” the appointment of MNP LLP as auditors for the ensuing year and the authorization of the Board to fix the auditors’ remuneration.

You may vote “FOR” or “WITHHOLD” the election of each of the nominees for election as directors.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the appointment of MNP as auditors for the ensuing year and the authorization of the Board to fix the auditors’ remuneration; and “FOR” the election of each of the nominees for election as director.

What is the quorum for the Meeting?

The presence, in person or by proxy, of two or more shareholders representing at least 33 1/3% of the outstanding Common Shares on the Record Date entitled to be voted will constitute a quorum for the transaction of business at the Meeting.

What vote is required to approve each item?

Proposal	Required Vote
Appointment and remuneration of the auditors	Majority of the votes cast on the proposal

The election of directors	Majority of the votes cast on the proposal[1]

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below under “Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?”, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 – Continuous Disclosure Obligations that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the “Investor Relations” section of our website at www.briacell.com/investor-relations.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the Shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. As of the Record Date, there were (i) 49 Shareholders of record holding 36,779,061 outstanding Common Shares.

1The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast, including “withheld” votes, with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the Nominating and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the Nominating and Corporate Governance Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.

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REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the Proxy Card and by inserting the name of the person or company to be appointed in the space provided in the Proxy Card or by completing another proper Proxy Card and, in either case, delivering the completed proxy to Computershare by mail using the enclosed return envelope to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, January 21, 2025.

What is the difference between holding shares as a Shareholder of record and as a beneficial owner?

Most of our Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (Registered Shareholder)

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are the Shareholder of record of the shares. As the Shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of the Meeting Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Shareholder)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

Shares held in your name as the Shareholder of record may be voted in person during the Meeting. Shares for which you are the beneficial owner may be voted in person during the Meeting if you hold a valid proxy to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a Shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

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If you are a registered Shareholder, you may vote by submitting a proxy by mail by signing, dating and returning the Proxy Card to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, January 21, 2025.

You may also cast your vote by internet at www.investorvote.com or by phone at 1-866-732-VOTE (8683), by following the instructions provided on the form. If you choose to vote by telephone or internet, your vote must also be cast no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays prior to the time of the Meeting.

If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE APPOINTMENT OF MNP LLP (“MNP”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT; AND FOR THE ELECTION OF DIRECTORS. The shares represented by the Proxy Card will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares on matters that are considered “routine” – at the Meeting, the only “routine” proposal presented is to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the other “non-routine” matters: the election of directors. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

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Will shares that I own as a Shareholder of record be voted if I do not return my Proxy Card on a timely basis?

Shares that you own as a Shareholder of record will be voted as you instruct on your Proxy Card. If you sign and return your Proxy Card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not return your Proxy Card on a timely basis, your shares will not be voted unless you or your proxy holder attends the Meeting or any adjournment(s) or postponement(s) thereof and electronically submits your votes during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the Shareholder of record, your vote by proxy must be received before 10:00 a.m. (Eastern Time) on January 21, 2025, or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting, or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

In addition to revocation in any other manner permitted by law, a Shareholder who has given a proxy pursuant to this solicitation may revoke it:

●	at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Computershare by mail using the enclosed envelope to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, January 21, 2025; or

●	by delivering written notice of such revocation to the chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.

For shares you hold as a beneficial owner, you may change your vote by submitting new voting instructions to your Intermediary on a timely basis (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting.

Shareholder Proposals and Director Nominations

How can I make a Shareholder proposal for the 2026 Annual General Meeting?

If you want to propose a matter for consideration at the 2026 Annual General Meeting, then that proposal must be received at our registered office at Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1 by August 19, 2025. Further details on the deadline to submit a Shareholder proposal are available below under “What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?”

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What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on August 19, 2025, and must be submitted to our Corporate Secretary at BriaCell Therapeutics Corp., Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

The BCBCA also sets out the requirements for a valid proposal to be presented at next year’s annual general meeting outside of Rule 14a-8 and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (January 23, 2026). Any shareholder proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not submitted on a timely basis or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which Shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration (“Nominating Shareholders”), or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about BriaCell?”) and must be updated and supplemented as provided in the articles.

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Subject to compliance with the Company’s advance notice policy, written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 65 days prior to the date of the shareholders meeting, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of a meeting of shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder’s notice. See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 24, 2025, or if the date of the Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

Subject to compliance with the advance notice policy, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an “independent” director within the meaning of NI 52-110; a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation; and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation. The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Policy and, if the chair of the Meeting determines that any proposed nomination is not in compliance with this Policy, to declare that such defective nomination shall be disregarded.

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Common Shares without par value. At the close of business on the Record Date, December 9, 2024, there were 49 Shareholders of record holding 36,779,061 outstanding Common Shares, and no other shares outstanding.

I-14

Voting Rights

The Common Shares carry one vote per share for all matters coming before Shareholders at the Meeting.

The holders of Common Shares are entitled to receive notice of any meeting of Shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.

Interest of Certain Persons or Companies in Matters to be acted upon

Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any proposed nominee for election as a director of the Company, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting, other than the appointment and remuneration of auditors in Proposal 1 and the election of the director nominees in Proposal 2.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants, vesting of common shares or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 36,779,061 common shares issued and outstanding as of Record Date.

Obtaining Additional Information

How may I obtain financial and other information about BriaCell?

Our audited annual consolidated financial statements for the year ended July 31, 2024 are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on October 29, 2024 and concurrently filed the Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investor Relations” section of our website at www.briacell.com/investor-relations, on the SEC’s website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.

By writing to us, Shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Computershare Investor Services Inc.
Proxy Department,
8th Floor, 100 University Avenue,
Toronto, Ontario M5J 2Y1

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or the proxy materials, please contact us at:

BriaCell Therapeutics Corp.
Attn: Corporate Secretary
Suite 300 – 235 15th Street,
West Vancouver, British Columbia V7T 2X1
glevin@briacell.com

I-15

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1 and 2 are included in this proxy statement at the direction of the Board. Our Board unanimously recommends that you vote “FOR” the appointment and remuneration of auditors in Proposal 1 and “FOR” the election of the nominees in Proposal 2.

PRESENTATION OF FINANCIAL STATEMENTS

The Company’s audited consolidated financial statements as at July 31, 2024, and 2023, together with the auditor’s report thereon, will be presented to the Shareholders at the Meeting. The Company’s audited consolidated financial statements as at July 31, 2024, and 2023 are also available on the Company’s website at www.briacell.com.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by BriaCell Therapeutics Corp. under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended July 31, 2024 with management. The Audit Committee has also discussed with MNP LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MNP its independence, and received from MNP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MNP, with and without management present, the scope and results of MNP’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2024.

Audit Committee of the Board

Dr. Vaughn C. Embro-Pantalony (Chair)

Dr. Jane Gross

Mr. Martin Schmieg

I-16

PROPOSAL 1 – appointment and remuneration of auditors

The members of the audit committee of our Board (the “Audit Committee”) and our Board believe the continued retention of MNP LLP (“MNP”) as our independent registered accounting firm, and authorizing the Board to fix the auditors’ remuneration is in the best interests of the Company and our Shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the Shareholders who vote in respect of this proposal. Representatives of MNP are expected to be present at the meeting, have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Shareholders.

In absence of instructions to the contrary, the Common Shares represented by the Proxy are to be voted for the appointment of MNP as the auditor to hold office for the ensuing year at a remuneration to be fixed by the Board.

Principal Independent Accountant Fees and Services

MNP has served as our independent registered public accounting firm since 2015. The engagement of MNP was approved by the Audit Committee and the Board. MNP completed an audit of the Company’s financial statements for the year ended July 31, 2024.

The aggregate fees billed to us by MNP for the indicated services for each of the last two fiscal years were as follows:

	2024	2023
Audit fees (1)	$210,778	$153,000
Audit-related fees (2)	$-	$113,000
Tax fees (3)	$18,650	$81,400
All other fees (4)	$14,530	$-

Notes:

(1)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(2)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the review of the Company’s financial statements.
(3)	Aggregate fees billed by the auditor (or accrued) for professional services rendered for tax compliance, tax advice and tax planning.
(4)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the review of the Company’s registration statement on Form F-1.

Audit Fees

Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports.

Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.

Audit-Related Fees

Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant. More specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, and internal control reviews.

Tax Fees

Tax fees consists of fees for services related to tax compliance and tax due diligence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all the services provided by our independent registered public accounting firm.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND AUTHORIZING THE BOARD TO FIX THE AUDITORS’ REMUNERATION IN PROPOSAL 1.

I-17

PROPOSAL 2 – election of directors

There are currently six directors of the Company. At the Meeting, it is proposed that six directors are to be elected at the Meeting.

Management proposes to nominate at the Meeting each of Dr. William V. Williams, Mr. Jamieson Bondarenko, Dr. Rebecca Taub, Dr. Vaughn C. Embro-Pantalony, Mr. Martin Schmieg and Dr. Jane Gross, to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed, or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Card intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table and the notes thereto set out the name and age of each current director and director nominee (as of December 9, 2024) their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name and Location of Residence	Age	Position(s)	Principal Occupation During the Past Five Years(5)	Director Since
Dr. Jane Gross(1)(3) Park City, Utah, USA	68	Director	Consultant Executive in Research and Development of Therapeutics for Aptevo Therapeutics Inc. (2021 – Present); Independent Director for aTyr Pharmaceuticals (2019 - Present); Chief Scientific Officer and Senior Vice President, Research and Non-Clinical Development at Aptevo Therapeutics (2016 - 2021); Vice President, Applied Research and Non-Clinical Development at Emergent BioSolutions (2011 - Present); Vice President, Immunology Research at ZymoGenetics (2008 - Present).	January 18, 2022

Mr. Jamieson Bondarenko(2) Toronto, Ontario, Canada	40	Chairman, Director	Capital Markets, CHAR Technologies Ltd. (2023 – Present), Capital Markets, MustGrow Biologics Corp. (2018 – Present), Owner, JGRNT Capital Corp. (2017 – Present), Principal, Managing Director, Equity Capital Markets at Eight Capital (2016 – 2017); Managing Director of Equity Capital Markets and Director, Equity Capital Markets at Dundee Capital Markets (2016 – 2016).	February 4, 2019

Dr. William V. Williams Havertown, Pennsylvania, USA	69	President, Chief Executive Officer, Director	President, Chief Executive Officer and Director, BriaCell Therapeutics Corp. (2016 – Present).	November 1, 2016

Dr. Rebecca Taub(2) Villanova, Pennsylvania, USA	72	Director	Founder, Director, Chief Medical Officer, Executive Vice President, and Research & Development at Madrigal Pharmaceuticals (2016 – Present); Founder, Director, Chief Executive Officer at Madrigal Pharmaceuticals (2011 – Present);	March 7, 2019

Dr. Vaughn C. Embro-Pantalony(1)(3) Toronto, Ontario, Canada	67	Director	Chairman of the Board, Soricimed Biopharma Inc. (2018 – Present); Director, Audit Committee “Chair” and Chief Executive Officer of Microbix Biosystems Inc. (2007 – Present).	March 15, 2019

Mr. Martin Schmieg(1)(3) Palm Beach, Florida, USA	62	Director	Chief Technology and Financial Officer, Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC) (2021-Present); Co-Founder, General Manager and CEO, ClearIt, LLC (2013 – 2021); Founder and General Manager, Soar Ventures (2013 – Present).	May 10, 2016 – March 14, 2019 November 24, 2020(4)

Notes:

(1)	Members of the Audit Committee. The Chair is Dr. Vaughn C. Embro-Pantalony.
(2)	Members of the Nominating and Corporate Governance Committee. The Chair is Mr. Jamieson Bondarenko.
(3)	Members of the Compensation Committee. The Chair is Mr. Martin Schmieg.
(4)	On May 10, 2016, Mr. Martin Schmieg was appointed a Director of the Company, resigned on March 14, 2019, and re-joined the Board on November 24, 2020.
(5)	The information as to principal occupation, business or employment is not within the knowledge of the Company and has been furnished by the respective Nominees.

I-18

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Dr. Jane Gross, Director, was appointed to the Company’s Board on January 18, 2022. Dr. Gross is a highly experienced biotech executive with over 30 years in leading research and development teams from discovery through preclinical evaluation and clinical development of therapeutics for the treatment of cancer and autoimmune and inflammatory diseases. Dr. Gross has served as a consultant executive in research and development for Aptevo Therapeutics Inc. since 2021. Dr. Gross has also served as an independent director for aTyr Pharmaceuticals (Nasdaq: LIFE) since 2019, a biotechnology company developing novel therapeutics for respiratory diseases and multiple cancer indications. Dr. Gross’s experience includes roles such as Chief Scientific Officer and SVP, Research and Non-Clinical Development at Aptevo Therapeutics (Nasdaq: APVO) from 2016 to 2022, during which she led the discovery of novel antibody-based, biospecific protein therapeutics as immunotherapies to treat diseases like cancer. Previously, Dr. Gross served as VP, Applied Research and Non-Clinical Development at Emergent BioSolutions (NYSE: EBS) from 2011 to 2016, during which she successfully introduced a drug to patients from the design stage into the clinic stage. Formerly, as VP, Immunology Research at ZymoGenetics from 2009 to 2010, Dr. Gross discovered and developed 30+ new product candidates, completed partnerships and out-licensing of assets, and helped position ZymoGenetics for a successful acquisition by Bristol Myers Squibb (NYSE: BMY) in 2010. Dr. Gross earned her Ph.D. in Immunology from the University of California, Berkeley and her Post-Doctoral Fellowship from the University of Washington in Immunology. We believe that Dr. Gross is qualified to serve as a member of our Board due to her extensive industry-specific research and business experience, as well as her impressive academic background.

Mr. Jamieson Bondarenko, CFA, CMT, Chairman and Director, was appointed as a Director of the Company on February 4, 2019 and elected as Chairman on April 24, 2019. Mr. Bondarenko provides strategic capital markets & corporate development advice to early-stage life sciences companies through his merchant capital company, JGRNT Capital Corp., a company he founded in November 2016. From December 2016 through October 2017, he served as Principal and Managing Director of the Equity Capital Markets group of Eight Capital. He also held several positions in the Capital Markets division of Dundee Securities Ltd., including Managing Director from July 2016 through December 2016, Director from October 2015 through July 2016, Vice President from December 2012 through October 2015 and Associate from February 2010 through December 2012. We believe that Mr. Bondarenko is qualified to serve as a member of our Board because of his industry-specific and capital markets experience.

Dr. William V. Williams, MD, President, Chief Executive Officer and Director, is a seasoned biopharmaceutical executive with over 35 years of industry and academic expertise, including significant clinical management in multinational pharmaceutical companies. Dr. Williams has served as President, Chief Executive Officer and Director of the Company since November 1, 2016. Dr. Williams served as Vice President of Exploratory Development at Incyte Corporation from March 2005 through November 2016. There he facilitated entry of over 20 compounds into the clinic, including ruxolitinib (Jakafi), baricitinib (Olumiant), and epacadostat. Dr. Williams held several positions at GlaxoSmithKline Pharmaceuticals, including Director and Head of Clinical Pharmacology, Musculoskeletal, Inflammation, Gastrointestinal and Urology from December 2004 through March 2005; Director and Head of Clinical Pharmacology, Oncology, Musculoskeletal and Inflammation from March 2002 through December 2004; and Head of Experimental Medicine and Vice President of Clinical Pharmacology from December 2000 through March 2002. He has also served as Assistant Professor of Medicine and the Director of Rheumatology Research at the University of Pennsylvania from July 1991 through January 1998. Dr. Williams earned his BSc in Chemistry and Biotechnology from Massachusetts Institute of Technology and Medical Doctorate from Tufts University School of Medicine. We believe that Dr. Williams is qualified to serve as a member of our Board because of his experience as our President and Chief Executive Officer, as well as his depth of academic and biopharmaceutical industry experience.

Dr. Rebecca Taub, MD, Director, has been a Director of the Company since her appointment on March 7, 2019. Dr. Taub currently serves as the President of Research and Development for Madrigal Pharmaceuticals, a clinical-stage biopharmaceutical company. She previously served as Vice President of Research and Development from July 2016 and was recently promoted to President of Research and Development on June 27, 2019. She has also served as Madrigal’s Chief Medical Officer since July 2016. Dr. Taub served as the CEO and a director of Madrigal from September 2011 until Madrigal’s merger with Synta Pharmaceuticals Corp. in July 2016. Prior to joining Madrigal, Dr. Taub served as Senior Vice President, Research and Development of VIA Pharmaceuticals from 2008 to 2011 and as Vice President, Research, Metabolic Diseases at Hoffmann-LaRoche from 2004 to 2008. In those positions, Dr. Taub oversaw clinical development and drug discovery programs in cardiovascular and metabolic diseases, including the conduct of a series of Phase I and II proof of conduct clinical trials. Dr. Taub led drug discovery programs, including target identification, lead optimization and advancement of preclinical candidates into clinical development. From 2000 through 2003, Dr. Taub worked at Bristol-Myers Squibb Co. and DuPont Pharmaceutical Company, in a variety of positions, including Executive Director of CNS and metabolic diseases research. Before becoming a pharmaceutical executive, Dr. Taub was a tenured Professor of Genetics and Medicine at the University of Pennsylvania, and remains an adjunct professor. Dr. Taub is the author of more than 120 research articles. Before joining the faculty of the University of Pennsylvania, Dr. Taub served as an Assistant Professor at the Joslin Diabetes Center of Harvard Medical School, Harvard University and an associate investigator with the Howard Hughes Medical Institute. Dr. Taub received her M.D. from Yale University School of Medicine and her B.A. from Yale College. We believe that Dr. Taub is qualified to serve as a member of our Board due to her extensive experience as a biopharmaceutical researcher and pharmaceutical executive, heading up major development programs in non-alcoholic steatohepatitis.

I-19

Dr. Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC, Director, has been a Director of the Company since his appointment on March 15, 2019. In February 2018, he joined the board of directors of Soricimed Biopharma Inc., a private clinical-stage biopharma company developing targeted cancer therapies, and in August 2018 he was appointed Chairman of the board of Soricimed, where he continues to serve in this capacity. Mr. Embro-Pantalony is currently President of Stratpath Management Inc., consulting on strategy and governance to the life sciences sector. He is also a director of Microbix Biosystems Inc., a public company and leading manufacturer of viral and bacterial antigens and reagents for the global diagnostics industry. He originally joined Microbix as a director in February 2007, and he also served as its President and Chief Executive Officer from November 2012 to July 2017. He has held other executive positions in life sciences with responsibility for finance, business development, strategic planning and information technology, including Vice President, Finance, and Chief Financial Officer of Novopharm Limited from May 2003 through April 2006; Vice President, Information Technology, and Chief Information Officer of Bayer Inc. from July 1999 through April 2003; Vice President, Finance and Administration of Bayer Healthcare from October 1996 through June 1999; and Director, Finance and Administration and Chief Financial Officer of Zeneca Pharma Inc. from March 1995 through August 1996. He received his bachelor’s degree from Wilfrid Laurier University and his master of business administration degree from University of Windsor. He is a Fellow Chartered Professional Accountant and a Chartered Director (C. Dir.) and is Audit Committee Certified (A.C.C.) through the Directors College, McMaster University. We believe that Mr. Embro-Pantalony is qualified to serve as a member of our Board due to his extensive experience as a pharmaceutical and life sciences executive.

Mr. Martin Schmieg, Director rejoined the Company’s Board on November 24, 2020. Having served as a member of BriaCell’s Board from May 2016 to March 2019, Mr. Schmieg is a “C” level executive with a diversified background in the global biotech, med-tech and pharmaceutical industries with 40 years of business experience. Since November 2021, Mr. Schmieg has served as Chief Technology and Financial Officer of Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC). From 2013 to November 2021, Mr. Schmieg served as Co-Founder, General Manager and CEO of ClearIt, LLC, an emerging private technology company based in Massachusetts which is developing the ERASER System for aesthetic and medical skin treatments. He has also served as the Founder and General Manager of Soar Ventures, a strategic advisory services firm, since 2013. Since 2010, Mr. Schmieg has been providing strategic advisory services to the life sciences industry, including engagements with the following companies: NeoStem, Inc. (now Caladrius Biosciences, Inc.), Beckman Coulter Genomics, Calimmune, Inc., Cryoport, Inc., and Sapientia Pharmaceuticals, Inc. In 2006, Mr. Schmieg assumed the position of Chief Executive Officer of Freedom-2, Inc., a venture start-up in novel dermatology applications, which was reverse merged into Nuvilex, Inc., now PharmaCyte, Inc. As a hands-on leader, Mr. Schmieg’s early career focused on accounting and financial management responsibilities, serving as Chief Financial Officer to privately held Advanced Bionics Corporation from 2003 to 2004 and Cytometrics, Inc. from 1992 to 2000, as well as publicly traded Isolagen, Inc. from 2005 to 2006 and Sirna Therapeutics, Inc. from 2004 to 2006. Mr. Schmieg holds a BS from LaSalle University, Philadelphia, PA and is a certified public accountant. We believe that Mr. Schmieg is qualified to serve as a member of our Board due to his extensive experience in the capital markets and pharmaceutical industry.

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company.

The persons named in the accompanying Proxy Card (if named and absent contrary directions) intend to vote the shares represented thereby FOR the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed Proxy Card reserve the right to vote for another nominee at their discretion.

I-20

Majority Voting for Election of Directors

The Company’s common shares are listed on the Toronto Stock Exchange (“TSX”) under the symbol “BCT”. Pursuant to the requirements of the TSX, the Board has adopted a policy for majority voting for individual directors (the “Majority Voting Policy”). The Proxy Card for the Meeting enables each Shareholder to vote for, or withhold their Common Shares from voting on, the election of each Nominee separately. In accordance with the terms of the Majority Voting Policy, if the votes “for” the election of a Nominee are fewer than the votes “withheld”, the Nominee will be required to tender his or her resignation promptly after the Meeting for the consideration of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”). Absent exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Governance Committee is expected to recommend acceptance of the resignation by the Board. The Governance Committee will make a recommendation to the Board after reviewing the matter, and the Board will then decide whether to accept or reject the resignation. Following the Board’s decision, which must be made within 90 days after the date of the Meeting, the Board will promptly issue a news release publicly disclosing its decision whether to accept or reject the applicable director’s resignation, including the reasons for rejecting the resignation, if applicable. If a resignation is accepted, subject to any corporate law restrictions, the Board may leave the vacancy unfilled or appoint a new director to fill the vacancy. The director whose resignation is being considered will not participate in any Governance Committee or Board deliberations as to whether to accept or reject the resignation. The Majority Voting Policy does not apply in circumstances involving contested director elections (i.e., where the number of Nominees exceeds the number of directors to be elected).

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the resignation or removal of directors, in both instances whether by Shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our Board adopted an Advance Notice Policy on December 18, 2015 (the “Advance Notice Policy”), under which Nominating Shareholders must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Advance Notice Policy.

Subject to compliance with the Advance Notice Policy, written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 65 days prior to the date of the shareholders meeting, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of a meeting of shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder’s notice. See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 24, 2025, or if the date of the Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

I-21

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

Subject to compliance with the Company’s Advance Notice Policy, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an “independent” director within the meaning of NI 52-110; a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation; and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation.

The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Policy and, if the chair of the Meeting determines that any proposed nomination is not in compliance with this Policy, to declare that such defective nomination shall be disregarded.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

Except as described below, no proposed director is, or within the ten years prior to the date of this proxy statement has been, a director, Chief Executive Officer (“CEO”) or Chief Financial Officer (“CFO”) of any company, including the Company, that was subject to (i) a cease trade order, (ii) an order similar to a cease trade order, or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 days:

(a)	that was issued while the proposed director was acting in the capacity as director, CEO or CFO;

(b)	that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO; or

(c)	while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

I-22

Individual Bankruptcies

None of the proposed directors of the Company have, within the ten years prior to the date of this proxy statement, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors of the Company have been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or have entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Certain Relationships and Related Transactions

Related Party Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Audit Committee is charged with oversight over related party transactions entered into by the Company.

Company Transactions with Related Parties

There have been no transactions since August 1, 2023 to which the Company has been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or, to the Company’s knowledge, beneficial owners of more than 5% of the Company’s capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere herein. Other than as set forth below, the Company is not a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

On May 17, 2024, the Company issued and sold to a director 902,935 Common Shares together with warrants to purchase up to 902,935 Common Shares at a combined purchase price of $2.215 per share and accompanying warrant. The warrants will be exercisable six months from the date of issuance at an exercise price of $2.11 per share and will expire on the five year anniversary of the initial exercise date.

The Governance Committee is responsible for approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis in accordance with the Company’s related party transaction approval policy. Under this policy, the following types of transactions must be approved or ratified by the Governance Committee:

●	any transaction exceeding the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years in which a related party has or will have direct or indirect material interest;

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●	any transaction that would require Shareholder approval, a formal valuation or disclosure under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;

●	any transaction pursuant to which a director or officer has a disclosable interest pursuant to Section 147 of the BCBCA or under any similar provision of any other corporate statute applicable to the Company; and

●	any other transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.

In determining whether or not to approve a related party transaction, the Governance Committee will consider, among other relevant factors:

●	the terms of the transaction, including the related party’s interest and the purpose and timing of the transaction;

●	whether the Company has demonstrable business reasons to enter into the transaction;

●	whether the transaction would impair the independence of a director; and

●	any potential reputational or other risk issues.

Director Independence

The independence of the Company’s directors has been determined under the corporate governance rules of Nasdaq (the “Nasdaq Rules”), NI 58-101, and NI 52-110.

Under the Nasdaq Rules, independent directors must comprise a majority of a listed company’s board of directors. For purposes of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company who, in the opinion of the board of directors, has no relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110—Audit Committees. Section 1.4 of NI 52-110 generally provides that a director is independent if he or she has no direct or indirect relationship with the issuer which could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Dr. Gross, Dr. Taub, Mr. Embro-Pantalony, Mr. Schmieg, and Mr. Bondarenko, representing five of the six members of our Board, are “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director. Dr. Williams is not independent under the Nasdaq Rules, NI 58-101, and NI 52-110 by virtue of being the Company’s Chief Executive Officer.

Certain members of our Board are also members of the boards of other public companies. Our Board has not adopted a director interlock policy, but is kept informed of other public directorships held by its members.

Requirements under the Business Corporations Act (British Columbia)

In accordance with the BCBCA, each director and officer must disclose the nature and extent of any interest that he or she has in a material contract or material transaction whether made or proposed with the Company, if the director or officer is a party to the contract or transaction, is a director or an officer or an individual acting in a similar capacity of a party to the contract or transaction, or has a material interest in a party to the contract or transaction. Subject to certain limited exceptions under the BCBCA, no director may vote on a resolution to approve a material contract or material transaction which is subject to such disclosure requirement.

As of the date hereof, except as otherwise disclosed in our Annual Report on Form 10-K, to the knowledge of the Board or the management of the Company, there are no material interests, whether direct or indirect, of any informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company of any of its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 2.

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corporate governance

Board of Directors

The Board currently consists of six (6) directors. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law.

The independence of the Company’s directors has been determined under the Nasdaq Rules, which require that independent directors comprise a majority of a listed company’s board of directors. Under Rule 5605(a)(2) of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company who, in the opinion of the board of directors, has no relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110—Audit Committees. Section 1.4 of NI 52-110 generally provides that a director is independent if he or she has no direct or indirect relationship with the issuer which could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Dr. Gross, Dr. Taub, Mr. Embro-Pantalony, Mr. Schmieg, and Mr. Bondarenko, representing five of the six members of our Board, are “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director. Dr. Williams is not independent by virtue of being the Company’s Chief Executive Officer.

Although the independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance, the Board has adopted the practice of following each meeting with an independent directors’ discussion. The Board ensures open and candid discussion among its independent directors by continuously monitoring situations where a conflict of interest or perceived conflict of interest with respect to a director may exist. In cases where such a conflict of interest or perceived conflict of interest is identified, it is addressed in accordance with the Business Corporations Act (British Columbia) and the Board Mandate (as defined below). The Board may determine that it is appropriate to hold an in-camera session excluding a director with a conflict of interest or perceived conflict of interest, or such director may consider that it is appropriate to recuse him or herself from considering and voting with respect to the matter under consideration.

The chair of the Board (the “Chair”), Mr. Jamieson Bondarenko, is an independent director. The Company’s Lead Director, Vaughn C. Embro-Pantalony, is an independent director. Both the Chair and the Lead Director are responsible for encouraging open and candid discussion among the independent directors, as discussed above, as well as facilitating Board meetings.

The Lead Director’s duties include: (i) working with the Chair to set the agenda of Board meetings; (ii) chairing any in-camera sessions of the independent directors; (iii) chairing Board meetings in the absence of the Chair; and (iv) promoting good governance and ethics in the decision-making process of the Board.

The Board held a total of 4 meetings and took action 2 times by unanimous consent during the year ended July 31, 2024. During the fiscal year, each of the proposed director nominees attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director). Board members are not required, but are expected to make every effort, to attend the annual meeting of shareholders.

Board Mandate

The duties and responsibilities of the directors of the Board are to supervise the management of the business and affairs of the Company; and to act in the best interests of the Company, as outlined in the Board Mandate attached as Schedule “I” to this proxy statement, and which is available on our corporate website at: https://briacell.com/investor-relations/. In discharging its mandate, the Board is responsible for the oversight and review of the development of, among other things, the following matters:

●	the strategic direction of the Company;
●	identifying the principal business risks of the Company and ensuring that procedures and people are in place to appropriately manage these risks;
●	succession planning, including appointing, training and monitoring senior management;
●	a communications policy for the Company to facilitate communications with investors and other interested parties; and
●	the integrity of the internal controls and procedures (including adequate management information systems and the oversight of the testing of internal controls) within the Company.

The Board also has the mandate to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities and obligations either directly or through its committees, currently consisting of the Audit Committee, the Compensation Committee and the Governance Committee.

The Board delegates to the Company’s officers and employees responsibility for the day-to-day management and conduct of the business of the Company and the implementation of the strategic plan approved by the Board. The Board oversees management directly and through its various committees, including the Audit Committee, the Compensation Committee and the Governance Committee. In addition to these committees, the Board may appoint ad hoc committees periodically to address issues of a more short-term nature. At all times, the Board will retain its oversight function and ultimate responsibility for matters that the Board may delegate to committees of the Board.

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The Board has adopted written terms of reference for the chairman which set out his or her key responsibilities, including duties relating to determining the frequency, dates and locations of meetings and setting Board meeting agendas, chairing Board and Shareholder meetings and carrying out any other or special assignments or any functions as may be requested by our Board or management, as appropriate.

The Board has also adopted written terms of reference for each of the committee chairs which set out each of the committee chair’s key responsibilities, including duties relating to determining the frequency, dates and locations of meetings, setting committee meeting agendas, chairing committee meetings, reporting to our Board and carrying out any other special assignments or any functions as may be requested by our Board.

In addition, the Board, in conjunction with our Chief Executive Officer, will develop and implement a written position description for the role of our Chief Executive Officer.

Orientation and Continuing Education

We have implemented an orientation program for new directors under which a new director meets separately with the chairman of our Board, members of the senior executive team and the secretary.

The Governance Committee will be responsible for coordinating orientation and continuing director development programs relating to the committee’s mandate. The chairman of our Board will be responsible for overseeing director continuing education designed to maintain or enhance the skills and abilities of our directors and to ensure that their knowledge and understanding of our business remains current.

Director Term Limits

Our Board has not adopted director term limits or other automatic mechanisms of Board renewal. Rather than adopting formal term limits, mandatory age related retirement policies and other mechanisms of Board renewal, the Governance Committee of our Board will develop a skills and competencies matrix for our Board as a whole and for individual directors. The Governance Committee conducts a process for the assessment of our Board, each committee and each director regarding his or her effectiveness and contribution, and reports evaluation results to our Board on a regular basis.

Policies Regarding the Representation of Women on the Board and in Executive Officer Positions

Decisions of the Board with respect to the nomination or appointment of new directors are merit-based, with a focus on what expertise, differing perspectives and skills the Board as a whole requires in order to be effective. These decisions may include consideration of, among other things, a candidate’s leadership capabilities, maturity of judgment, talent, experience and capacity for strategic/innovative thinking. Similar factors are considered when identifying candidates for the Company’s senior management team.

At the same time, the Company understands that diversity can enhance the effectiveness of the Board and management by bringing a range of perspectives, viewpoints, backgrounds, skills and experience to the Company’s decision-making and oversight process, and helping foster an inclusive workplace. As such, the Company is committed to increasing the diversity of the Board and senior management team over time.

The Company believes that true diversity is represented by the inclusion and utilization of differences in skills, expertise and industry experience. This may be reflected through the appointment of individuals of varying ages and genders, visible minorities, Aboriginal persons, persons with disabilities, and people having other distinctions. The Company’s Diversity Policy codifies the Company’s desire to consider and appropriately balance various aspects of experience and diversity in determining the optimum composition of the Board and senior management team.

The Governance Committee is responsible for recommending qualified persons for nomination or appointment to the Board. In connection with the identification of qualified and diverse individuals to serve on the Board and in senior management roles, the Governance Committee will, among other things:

(a)	develop recruitment protocols that seek to include diverse candidates in any director and senior management search and give due consideration to the benefits of diversity;

(b)	in order to support specific objectives with respect to diversity related to gender, visible minorities, Aboriginal persons and persons with disabilities (collectively, the “Designated Groups”), consider the level of representation of such groups on the Board and in senior management roles, and strive to include candidates from one or more of those groups on the short list of candidates to be considered when conducting any search; and

(c)	as part of the annual performance evaluation of the Board, consider the balance of skills, expertise, industry experience, independence and diversity representation of the Board, including with respect to age, Designated Group identity, and other factors relevant to the Board’s effectiveness.

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While the Company is committed to ensuring that Designated Groups are taken into account when considering Board and senior management appointments, and the Board intends on including at least one female member at all times, given the Company’s early stage of development and limited operating budget, as well as the small size of its Board and senior management team, the Board does not believe that it is in the best interest of the Company to set other fixed numerical or percentage targets for representation of Designated Groups at this time.

The Board is committed to revisiting this position on at least an annual basis, which may result in the imposition of fixed numerical and/or percentage targets for one or more of the Designated Groups in future years. At least annually, the Board and the Committee will review and discuss the level of representation of Designated Groups on the Board and at the senior management level. This review will include consideration of the effectiveness of the Company’s Diversity Policy in increasing such representation as new members join the Board and/or senior management team over time.

As of the date of this proxy statement, and if all nominees are appointed, there will be two women on the Board (33.3%). None of the executive officers is a woman.

Board Diversity

The Board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to the Company’s business, while also representing diversity in race, ethnicity and gender, contribute to a well-balanced and effective Board.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (As of December 9, 2024)
Total Number of Directors	6
Part I: Gender Identity

	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	4	—	—
Part II: Demographic Background

African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Shareholder Communications

Although we do not have a formal policy regarding shareholder communications with the Board, Shareholders may communicate with the Board, or any individual director, by writing to us at the address of our principal executive offices, addressing the communication to the attention of our Chief Executive Officer, and specifying the Board or, if applicable, the individual member thereof as the intended recipient of the communication. Our Corporate Secretary will forward the directors all communications that, in judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the Shareholders, to the functioning of the Board or to the affairs of the Company. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.

Board Committees

The Board has three standing committees: (1) the Audit Committee, (2) the Governance Committee, and (3) the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee.

The Governance Committee is responsible for overseeing and assessing the functioning of the Board and the committees thereof. The Governance Committee may develop and recommend to the Board a process for assessing the effectiveness of the Board, its committees, and the contribution of its individual directors, and to oversee the execution of any assessment process approved by the Board.

The charters for our committees were adopted by the Board in May 2022, and were revised most recently in May 2023.

Member	Independent	Audit Committee	Governance Committee	Compensation Committee
Dr. Jane Gross	✔	✔		✔
Mr. Jamieson Bondarenko	✔		✔
Dr. William V. Williams
Dr. Rebecca Taub	✔		✔
Dr. Vaughn C. Embro-Pantalony	✔	✔		✔
Mr. Martin Schmieg	✔	✔		✔

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Audit Committee

Under National Instrument 52-110 – Audit Committees (“NI 52-110”), the Company is required to provide disclosure with respect to its Audit Committee, including the text of the Audit Committee’s Charter, composition of the Audit Committee, and the fees paid to the external auditor. The Board adopted an Audit Committee Charter on November 25, 2014. The Company provides the following disclosure with respect to its Audit Committee.

The Audit Committee of the Board assists the Company’s Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. Among other responsibilities, the Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Shareholders, and also reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Audit Committee Charter

The text of the Company’s Audit Committee Charter is available on the Company’s website at https://briacell.com/corporate/corporate-governance.

Composition of the Audit Committee

As of the date of this proxy statement, the Audit Committee of the Board is comprised of three (3) members. The following are the members of the Audit Committee:

Name	Whether Independent(1)	Whether Financially Literate(2)
Dr. Vaughn C. Embro-Pantalony(3)	Independent	Financially Literate
Dr. Jane Gross	Independent	Financially Literate
Mr. Martin Schmieg	Independent	Financially Literate

Notes:

(1)	A member of an audit committee is independent if the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.
(2)	An individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.
(3)	Chair of the Audit Committee.

The Audit Committee held 5 meetings in the year ended July 31, 2024. During 2024, each of the members of the Audit Committee attended 100% of the total number of meetings held by the Audit Committee during the periods he or she served.

Our Audit Committee is currently comprised of Vaughn C. Embro-Pantalony, Martin Schmieg and Jane A. Gross, and chaired by Mr. Embro-Pantalony. Our Board has determined that each of Mr. Schmieg, Dr. Gross, and Mr. Embro-Pantalony is financially literate and meets the independence requirements for directors, including the heightened independence standards for members of an audit committee under Rule 10A-3 under the Exchange Act and NI 52-110. Our Board has determined that Mr. Embro-Pantalony is “financially sophisticated” within the meaning of the Nasdaq Rules, “financially literate” within the meaning of NI 52-110, and a “financial expert” as defined by Rule 10A-3 under the Exchange Act.

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We have adopted an Audit Committee Charter available on the Company’s website at https://briacell.com/corporate/corporate-governance setting forth the purpose, composition, authority and responsibility of the audit committee. The primary function of the audit committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the company to regulatory authorities and the Company’s Shareholders, the Company’s systems of internal controls regarding finance and accounting, and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review Company’s financial statements;
●	Review and appraise the performance of the Company’s external auditors; and
●	Provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

The Audit Committee meets at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee meets at least annually with the external auditors.

To fulfill its responsibilities and duties, the Audit Committee:

●	Reviews and updates the Audit Committee’s charter annually;
●	Reviews the Company’s financial statements, Management Discussion & Analysis, any annual and interim earnings, and press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements) which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;
●	Reviews annually, the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the Shareholders of the Company;
●	Obtains annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard I;
●	Reviews and discusses with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
●	Takes, or recommends that the full Board takes, appropriate action to oversee the independence of the external auditors;
●	Recommends to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for Shareholder approval;
●	Reviews and approves the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
●	Reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto;
●	In consultation with the external auditors, reviews with management the integrity of the Company’s financial reporting process, both internal and external;

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●	Considers the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
●	Considers and approves, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
●	Reviews significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
●	Following completion of the annual audit, reviews separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;
●	Reviews any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
●	Reviews with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
●	Reviews any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
●	Reviews certification process; and
●	Reviews any related-party transactions.

Relevant Education and Experience

The education and experience of each Audit Committee member is disclosed in the biographies of each member that can be found under “Proposal 2 – Election of Directors”.

Audit Committee Oversight

During the Company’s financial year ended July 31, 2024, no recommendations of the Audit Committee to nominate or compensate an external auditor were adopted by the Board.

Reliance on Certain Exemptions

During the Company’s financial year ended July 31, 2024, the Company did not rely on the exemptions in Section 2.4 of NI 52-110 - De Minimis Non-audit Services, Section 3.2 of NI 52-110 – Initial Public Offerings, Section 3.4 of NI 52-110 – Events Outside Control of Member, Section 3.5 of NI 52-110 – Death, Disability or Resignation of Audit Committee, or an exemption from NI 52-110, in whole or in part, granted under Part 8 of National Instrument 52-110.

During the Company’s financial year ended July 31, 2024, the Company also did not rely on the exemptions in Subsection 3.3(2) of NI 52-110 – Controlled Companies, Section 3.6 of NI 52-110 – Temporary Exemption for Limited and Exceptional Circumstances, or Section 3.8 of NI 52-110 – Acquisition of Financial Literacy.

Nominating and Corporate Governance Committee

The Governance Committee is appointed by the Board to assist in fulfilling its corporate governance responsibilities under applicable laws. The Governance Committee is responsible for, among other things, developing the Company’s approach to governance issues and establishing sound corporate governance practices that are in the interests of Shareholders and that contribute to effective and efficient decision-making. It is also responsible for considering the Board’s size each year when it considers the number of directors to recommend to the Shareholders for election at the annual general meeting of Shareholders.

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Composition of the Nominating and Corporate Governance Committee

As of the date of this proxy statement, the Governance Committee is comprised of two (2) members. The following are the members of the Governance Committee:

Name	Whether Independent(1)
Mr. Jamieson Bondarenko(2)	Independent
Dr. Rebecca Taub	Independent

Notes:

(1)	A member of the Governance Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
(2)	Chair of the Governance Committee.

The Governance Committee held 1 meeting in the year ended July 31, 2024. During that year, each of the members of the Governance Committee attended 100% of the total number of meetings held by the Governance Committee during the periods he or she served.

Nominating and Corporate Governance Committee Charter

The Board has adopted a written charter for the Governance Committee, which sets out the Governance Committee’s responsibilities. The Governance Committee has been delegated responsibility for, among other things, developing the Company’s approach to governance issues and establishing sound corporate governance practices that are in the interests of Shareholders and that contribute to effective and efficient decision-making. It is also responsible for considering the Board’s size each year when it considers the number of directors to recommend to the Shareholders for election at the annual general meeting of Shareholders. A copy of the Governance Committee Charter is available on our corporate website at: https://briacell.com/investor-relations/.

Director Identification and Evaluation Process

The Governance Committee assumes responsibility for assessing current members and nominating new members to the Board and ensuring that all Board members are informed of and are aware of their duties and responsibilities as directors.

When considering the composition of the Board and evaluating potential nominees, the Governance Committee may: (i) consider what competencies and skills the Board, as a whole, should possess; (ii) assess what competencies and skills each existing director possesses; and (iii) recommend to the Board the necessary and desirable competencies of directors, taking into account the Company’s strategic direction and changing circumstances and needs.

The Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and Shareholders. Candidates for directors recommended by Shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposal 2 — Election of Directors” in this proxy statement. The Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

The Governance Committee annually assesses the Board and its committees, reviewing the skills and experience of current directors and assessing the knowledge and character of all nominees to the Board to ensure that the Board and committee members possess the required mix of qualifications, skills and experience. The Governance Committee then discloses such information to the Board for their consideration and review in performing periodic self-evaluations.

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Compensation Committee

The Compensation Committee is appointed by the Board to assist in promoting a culture of integrity throughout the Company, to assist the Board in setting director and senior executive compensation, and to develop and submit to the Board recommendations with respect to other employee benefits as the Compensation Committee sees fit. In the performance of its duties, the Compensation Committee is guided by the following principles:

●	offering competitive compensation to attract, retain and motivate highly qualified executives in order for the Company to meet its goals; and

●	acting in the interests of the Company and the Shareholders by being fiscally responsible.

The Board relies on the knowledge and experience of the members of the Compensation Committee to set appropriate levels of compensation for senior officers. Neither the Company nor the Compensation Committee currently has, or has had at any time since incorporation, any contractual arrangement with any executive compensation consultant who has a role in determining or recommending the amount or form of senior officer compensation.

When determining compensation payable, the Compensation Committee considers both external and internal data. External data includes general markets conditions and well as information regarding compensation paid to directors, CEOs and CFOs of companies of similar size and at a similar stage of development in a similar industry. Internal data includes annual reviews of the performance of the directors, CEO and CFO in light of the Company’s corporate objectives and considers other factors that may have impacted the Company’s success in achieving its objectives.

Composition of the Compensation Committee

As of the date of this proxy statement, the Compensation Committee consisted of three (3) members. The following are the members of the Compensation Committee:

Name	Whether Independent(1)
Dr. Vaughn C. Embro-Pantalony	Independent
Dr. Jane Gross	Independent
Mr. Martin Schmieg(2)	Independent

Notes:

(1)	A member of the Compensation Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
(2)	Chair of the Compensation Committee.

The Compensation Committee held two (2) meetings in the year ended July 31, 2024, and took two (2) actions by unanimous consent. During fiscal year 2024, each of the members of the Compensation Committee attended 100% of the total number of meetings held by the Compensation Committee during the periods he or she served.

Compensation Committee Charter

The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee’s responsibilities. The Compensation Committee has been delegated responsibility for, among other things, evaluating the performance of the Company’s executive officers, determining or making recommendations to the Board with respect to the compensation of the Company’s executive officers, making recommendations to the Board with respect to director compensation, incentive compensation plans and equity-based plans, making recommendations to the Board with respect to the compensation policy for the employees of the Company and ensuring that the Company is in compliance with all legal requirements with respect to compensation disclosure. A copy of the Compensation Committee Charter is available on our corporate website at: https://briacell.com/investor-relations/.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2024, Vaughn C. Embro-Pantalony and Martin Schmieg served as members of the Compensation Committee. None of the members of the Compensation Committee were, during or prior to fiscal year 2024, an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director and as a de minimis shareholder. In addition, none of our directors has or had interlocking or other relationships with other boards or compensation committees or our executive officers that would require disclosure under Item 407(e)(4) of Regulation S-K.

Board Qualifications

The Company believes that each of the members of the Company’s Board has the experience, qualifications, attributes and skills that make him or her suitable to serve as a director of the Company in light of the Company’s highly regulated business, the Company’s complex operations, and its large number of employees.

Dr. Jane Gross’ specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant research experience in the area of biotechnology

Mr. Jamieson Bondarenko’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant capital markets experience

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Dr. William V. Williams’ specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant experience in the area of biopharmaceuticals

Dr. Rebecca Taub’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive level roles
●	Significant research experience in the area of biopharmaceuticals

Dr. Vaughn C. Embro-Pantalony’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant experience as a pharmaceutical and life sciences executive

Mr. Martin Schmieg’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive experience in various executive roles
●	Significant experience in accounting and financial management

See “Proposal 2 – Election of Directors—Biographical Information” for additional information regarding the education and experience of each director.

The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.

Conflicts of Interest—Board Leadership Structure and Risk Oversight

Conflicts of interest may arise as a result of the directors, officers and promoters of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Ethics and Conduct, as discussed below, and applicable law.

The Board ensures open and candid discussion among its independent directors by continuously monitoring situations where a conflict of interest or perceived conflict of interest with respect to a director may exist. In cases where such a conflict of interest or perceived conflict of interest is identified, it is addressed in accordance with the Business Corporations Act (British Columbia) and the Board Mandate (as defined below). The Board may determine that it is appropriate to hold an in-camera session excluding a director with a conflict of interest or perceived conflict of interest, or such director may consider that it is appropriate to recuse him or herself from considering and voting with respect to the matter under consideration.

Board Oversight of Enterprise Risk

One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

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Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chair of the Board and President and Chief Executive Officer. Instead, the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chair of the Board and Chief Executive Officer are currently held by Jamieson Bondarenko and Dr. William V. Williams, respectively.

Code of Business Ethics and Conduct

Our Board has adopted a Code of Business Ethics and Conduct that is compliant with Section 406(c) of the Sarbanes-Oxley Act of 2002, that applies to all of our directors, officers and employees. We have made the Code of Business Ethics and Conduct available on our website at: https://briacell.com/corporate/corporate-governance/. We intend to disclose future amendments to, or waivers of, our Code of Business Ethics and Conduct, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings.

Our Governance Committee will be responsible for reviewing and evaluating the code of conduct at least annually and will recommend any necessary or appropriate changes to our Board for consideration. The Governance Committee will assist our Board with the monitoring of compliance with the code of conduct, and will be responsible for considering any waivers therefrom (other than waivers applicable to members of the Governance Committee, which shall be considered by the Audit Committee, or waivers applicable to our directors or executive officers, which shall be subject to review by our Board as a whole).

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of December 9, 2024:

Name	Age	Position
Dr. William V. Williams	69	President, Chief Executive Officer and Director
Mr. Gadi Levin	52	Chief Financial Officer and Corporate Secretary
Dr. Giuseppe Del Priore	63	Chief Medical Officer
Dr. Miguel A. Lopez Lago	54	Chief Scientific Officer

Biographical Information

The biography of Dr. William V. Williams can be found under “Proposal 2 — Election of Directors.” The following is biographical information for our other executive officers:

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Mr. Gadi Levin, CA, MBA, Chief Financial Officer and Secretary, was appointed Chief Financial Officer and Secretary of the Company on February 11, 2016. Mr. Levin has also served as Chief Financial Officer and Director of Vaxil Bio Ltd since March 1, 2016, and the Finance Director of Eco (Atlantic) Oil & Gas Ltd. since December 1, 2016. Mr. Levin has over 15 years of experience working with public U.S., Canadian and multi-jurisdictional public companies. Previously, Mr. Levin served as Chief Financial Officer of DarioHeath Corp from November 2013 through January 2015 and Adira Energy Ltd. from July 2010 to March 2018. Mr. Levin also served as the Vice President of Finance and Chief Financial Officer for two Israeli investment firms specializing in private equity, hedge funds and real estate. Mr. Levin began his CPA career in 1995 at the accounting firm Arthur Andersen, where he worked for nine years, specializing in U.S. listed companies involved in initial public offerings. Mr. Levin has a Bachelor of Commerce degree in Accounting and Information Systems from the University of Cape Town, South Africa, and a post graduate diploma in Accounting from the University of South Africa. He received his Chartered Accountant designation in South Africa and has an MBA from Bar Ilan University in Israel.

Dr. Giuseppe Del Priore, MD, MPH, Chief Medical Officer, was appointed Chief Medical Officer on February 14, 2022. Dr. Del Priore is a seasoned healthcare executive with over 25 years of experience in research, drug development, and clinical trial management. Dr. Del Priore’s prior work experience includes serving as a biotechnology company’s Chief Medical Officer from 2015 to 2021, a National Director at the Cancer Treatment Centers of America from 2013 to 2018, a Committee Chair at the Society of Gynecologic Oncology from 2014 to 2018, and faculty at Indiana University School of Medicine from 2009 to 2013, Weill Cornell Medicine from 2004 to 2010, and New York University School of Medicine from 2004 to 2010. Dr. Del Priore completed his MPH degree in Biostatistics and Epidemiology at the University of Illinois Chicago School of Public Health, his medical degree with Distinction at The State University of New York, and his BA, magna cum laude, in Philosophy, at the City University of New York, with additional training at Memorial Sloan Kettering Cancer Center, the University of Chicago, Northwestern University, and the University of Rochester. He has authored numerous publications, was named on several patents, and was listed as one of the “Best Doctors” by the U.S. News & World Report. He regularly appears in various media outlets as a Key Opinion Leader in oncology. We believe that Dr. Del Priore is qualified to serve as Chief Medical Officer because of his medical and clinical trial experience.

Dr. Miguel A. Lopez-Lago, PhD, Chief Scientific Officer, was appointed Chief Scientific Officer on May 26, 2022, a promotion from his prior title of Senior Director, Research and Development that he held since May 2021. From 2000 until he joined the Company, Dr. Lopez-Lago worked as a cancer scientist at Memorial Sloan Kettering Cancer Center (“MSKCC”), New York. Specifically, he has investigated various aspects of tumor biology, including the development of targeted therapies for mesothelioma and the characterization of the biological mechanisms underlying cancer metastasis. More recently, Dr. Lopez-Lago has been interested in the study of the tumor immune-microenvironment and in the development of immunotherapies for thoracic cancers using chimeric antigen receptor T cell technologies. Since 2013, Dr. Lopez-Lago has been working as Senior Research Scientist at MSKCC. Dr. Lopez-Lago received his Bachelor of Science in Bio-Sciences and his doctorate in Molecular Biology from Santiago of Compostela University, Spain. We believe that Dr. Lopez-Lago is qualified to serve as Chief Scientific Officer because of his scientific training, especially in immunology and cellular therapies.

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Executive Compensation

The purpose of this section is to describe the compensation of certain named executive officers of the Company and the directors of the Company for the most recently completed financial year of the Company in accordance with Form 51-102F6 – Statement of Executive Compensation.

Director and Named Executive Officer Compensation

For the purposes of this proxy statement, a named executive officer (“Named Executive Officer” or “NEO”) of the Company means the following individuals:

(a)	a CEO of the Company;

(b)	a CFO of the Company;

(c)	each of the three most highly compensated individuals, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, as at July 31, 2024, whose total compensation was, individually, more than $150,000 for financial year ended July 31, 2024; and

(d)	each individual who would be a NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity for financial year ended July 31, 2024.

Dr. William V. Williams, President and CEO; Mr. Gadi Levin, CFO and Corporate Secretary; Dr. Giuseppe Del Priore, Chief Medical Officer; and Dr. Miguel A. Lopez-Lago, Chief Scientific Officer are the NEOs of the Company.

Compensation of Named Executive Officers

The Company’s Compensation Committee is responsible for, among other things, evaluating the performance of the Company’s executive officers, determining or making recommendations to the Board with respect to the compensation of the Company’s executive officers, making recommendations to the Board with respect to director compensation, incentive compensation plans and equity-based plans, making recommendations to the Board with respect to the compensation policy for the employees of the Company and ensuring that the Company is in compliance with all legal requirements with respect to compensation disclosure. In performing its duties, the Compensation Committee has the authority to engage such advisors, including executive compensation consultants, as it considers necessary. The Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in related to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

In considering and determining executive and director compensation, the Compensation Committee has the authority to select, retain and obtain the advice of an independent compensation consultant as necessary to assist with the execution of its duties and responsibilities. No executive officers are involved in the Compensation Committee’s determinations or recommendations with respect to executive and director compensation.

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Philosophy and Objectives

The compensation program for senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, highly-qualified executives;

(b)	motivating the short and long term performances of executives; and

(c)	creating a corporate environment which aligns their interests with those of the Shareholders.

The compensation program is designed to provide competitive levels of compensation. The Company recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility. In general, the Company’s NEOs may receive compensation that is comprised of three components: (a) a base salary; (b) bonus compensation; and (c) equity participation through the Company’s Previous Option Plan and the new Omnibus Plan or all such forms of compensation.

The Board and the Compensation Committee (as defined herein), as part of the annual review of executive compensation, considers the relationship between the Company’s corporate strategy and compensation of executives, and the Company’s compensation approach, policies and practices, to ensure that they encourage executives to consider the risks related to their decisions and actions, and that they do not encourage unnecessary or inappropriate risk taking. The Board and the Compensation Committee believe that the current compensation structure contains a well-balanced mix of base salary, annual bonus and long-term equity incentives. Annual bonuses have a maximum amount and the long-term equity incentives utilize time vesting as a retention mechanism. Accordingly, the Board and the Compensation Committee have not identified any risks arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Base Salary

In the view of the Company, paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives. Competitive salary information on companies earning comparative revenues in a similar industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Bonus Compensation

The Company’s primary objective is to achieve certain strategic objectives and milestones. The Company may approve executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. Bonuses paid to the NEOs are allocated on an individual basis. Bonuses are paid to reward work done above the base level of expectations set by the base salary, wages or contractor payments. Bonuses paid to any of the NEOs during the most recently completed financial year are outlined in the Incentive Plan Awards - Value Vested or Earned During the Year table, below. See also Summary Compensation Table for 2024, below.

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Compensation Objectives and Principles

The Company’s executive compensation program includes the Company’s Previous Option Plan and the Omnibus Plan. The primary goal of the Company’s executive compensation program is to encourage share ownership and entrepreneurship on the part of the senior management and other employees. The Compensation Committee believes that the executive compensation program aligns the interests of the NEOs with Shareholders by linking a component of executive compensation to the longer term performance of the Company’s Common Shares. Equity participation is accomplished through the executive compensation program. Awards are granted to senior executives taking into account a number of factors, including the amount and term of awards previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest immediately. All of the NEOs are entitled to participate in the executive compensation program.

In monitoring or adjusting award allotments under the executive compensation program, the Compensation Committee takes into account the level of compensation granted for similar levels of responsibility and considers each NEO or employee based on reports received from management, its own observations on individual performance (where possible) and its assessment of individual contribution to Shareholder value, previous award grants and the objectives set for the NEOs. The scale of awards will generally be commensurate to the appropriate level of base compensation for each level of responsibility.

In addition to determining the number and type of awards to be granted pursuant to the methodology outlined above, the Compensation Committee also makes the following determinations:

●	the NEOs and others who are entitled to participate in the executive compensation program;

●	the exercise price for each award granted, as applicable, subject to the provision that the exercise price cannot be lower than the market price on the date of grant;

●	the date on which each award is granted;

●	the vesting period, if any, for each award; and

●	the other material terms and conditions of each award grant.

Award grants are designed to reward the NEOs for success on a similar basis as the Shareholders of the Company, although the level of reward provided by an Option grant is dependent upon the volatility of the stock market.

While the Company has determined its current executive compensation program is effective at attracting and maintaining executive talent, it evaluates its compensation practices on an ongoing basis to ensure that it is providing market-competitive compensation opportunities for its executive team. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, including the ability to attract and retain key employees and to adapt to growth and other changes in its business and industry.

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Compensation Process

The Company relies on its Compensation Committee, through discussion without any formal objectives, criteria or analysis, to determine the compensation of the Company’s executive officers. Each Compensation Committee member who served during the 2024 fiscal year has experience in the area of compensation and executive compensation, having held senior executive positions in large organizations and, through those positions, having substantial experience in matters of executive compensation. The Compensation Committee has not established formal criteria or goals that are tied to total compensation or any significant element of total compensation. The Board is ultimately responsible for all forms of compensation for the Company’s executive officers. The Board is responsible for reviewing the recommendations respecting compensation of other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining compensation, the Compensation Committee considers a range of factors, including: (i) company performance and individual contributions against key performance indicators, and (ii) peer group benchmarking. The Compensation Committee annually reviews the applicability of the compensation peer group and adjusts the peer group, as necessary, to ensure it remains relevant and comparable with the ever-evolving size and scope of the Company’s operations. The Compensation Committee has unrestricted access to the Company’s personnel and documents and is provided with the resources necessary, including, as required, the engagement and compensation of outside advisors, to carry out its responsibilities.

Risks Relating to the Company’s Compensation Program

The Compensation Committee assesses whether the Company’s compensation program supports the Company’s principles and objectives and reviews the Company’s compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company’s compensation policies and practices, including the various components of the Company’s compensation program. The Compensation Committee also considers the implication of the risks associated with the Company’s compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to Shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.

While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term Shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards, which provide a direct link between corporate performance and the level of payout received; and (v) imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.

Incentive Plan Design

The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the executive compensation program. In addition, as the incentive program consists of fixed (i.e., base salary) and variable (i.e., performance-based bonuses and executive compensation plan Awards) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for Shareholders and other key stakeholders. There are no compensation policies and practices that are structured significantly different for any NEOs. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company’s compensation program is appropriately structured.

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This Oversight and Description of Director and NEO Compensation was completed by the Company’s Compensation Committee.

Burn Rate

The following table provides information concerning the burn rate for the Previous Option Plan and the Omnibus Plan (collectively, the “Plans”) for the fiscal years ended July 31, 2024, July 31, 2023 and July 31, 2022. The annual burn rate is expressed as a percentage obtained by dividing the number of Options granted under the Plans during the applicable fiscal year by the weighted average number of Common Shares outstanding for the applicable fiscal year.

	Number of Options Granted under the Plans	Weighted Average Number of Common Shares	Burn Rate for the Plans
Fiscal year ended July 31, 2024	-	16,545,932	0%
Fiscal year ended July 31, 2023	641,100	15,619,676	4.10%
Fiscal year ended July 31, 2022	818,300	15,494,091	5.28%

The Previous Option Plan

The Previous Option Plan was originally adopted by the Shareholders at the Company’s annual general and special meeting on November 25, 2014. It has since been superseded by the Omnibus Plan, which was adopted by the Shareholders at the Company’s annual general and special meeting on February 9, 2023. The awards granted under the Previous Option Plan remain outstanding and are still governed by the terms of the Previous Option Plan, and no additional grants will be made under the Previous Option Plan.

The following information is intended as a brief description of the Previous Option Plan and is qualified in its entirety by the full text of the Previous Option Plan, a copy of which can be found under the Corporation’s SEDAR+ profile at www.sedarplus.ca.

Summary of Previous Option Plan Terms

●	The term of any Options granted under the Previous Option Plan were fixed by the Board at the time such Options were granted, provided that Options were not permitted to exceed a term of five years (or ten years in certain circumstances).

●	The exercise price of any Options granted under the Previous Option Plan was be determined by the Board, in its sole discretion, but could not be less than the closing price of the Company’s Common Shares on the day preceding the day on which the directors granted such Options, less any discount permitted by the TSX.

●	No vesting requirements applied to Options granted thereunder, however, a four month hold period may apply to Common Shares issued under each Option, commencing from the date of grant.

●	All Options are non-transferable.

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●	Options will be adjusted and/or reclassified (as applicable) in the event of any consolidation, subdivision, conversion or exchange of the Company’s Common Shares.

●	No more than 5% of the issued Common Shares were granted to any one individual in any 12 month period.

●	No more than 2% of the issued Common Shares were granted to a consultant, or any employee performing investor relations activities, in any 12 month period.

●	Disinterested Shareholder approval must be obtained if:

(i)	an Option plan, together with all of the Company’s previously established and outstanding Option plans or grants, could result at any time in:

(A)	the number of shares reserved for issuance under Options granted to Insiders (as such term is defined in the policies of the TSX) exceeding 10% of the issued Common Shares;
(B)	the grant to Insiders, within a 12 month period, of a number of Options exceeding 10% of the issued Common Shares; or
(C)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued Common Shares; or

(ii)	the Company is decreasing the exercise price of Options previously granted to Insiders.

The Omnibus Plan

The Omnibus Plan was originally adopted by the Shareholders at the Company’s annual general and special meeting on February 9, 2023.

The following information is intended as a brief description of the Omnibus Plan and is qualified in its entirety by the full text of the Omnibus Plan, a copy of which can be found under the Corporation’s SEDAR+ profile at www.sedarplus.ca.

Summary of Omnibus Plan Terms

●	The Omnibus Plan allows for the issuance of performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs”, and together with PSUs and RSUs, the “Share Units”).

●	The Omnibus Plan is administered by the Board, which has full authority to administer this Plan, including the authority to: (i) grant Awards to Eligible Participants (as defined below); (ii) determine the exercise price, performance period, performance vesting conditions, vesting schedule, term, limitations, intended tax treatment, restrictions and conditions applicable to Awards; (iii) interpret, administer and construe the Omnibus Plan; (iv) subject to the rules of the TSX, waive or amend any vesting conditions (including performance vesting conditions) or vesting schedule; (v) establish, amend and rescind any rules and regulations relating to the Omnibus Plan; and (vi) make any other determinations that the Board deems necessary or desirable for the administration of the Omnibus Plan; subject to compliance with regulatory requirements.

●	Any employee, director or consultant of the Company or any of its affiliates (collectively, “Eligible Participants”) is eligible to participate in the Omnibus Plan.

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●	The maximum number of Common Shares reserved for issuance under the Omnibus Plan (together with all equity compensation plans) shall not exceed 15% of the Company’s issued and outstanding Common Shares from time to time on a non-diluted basis, of which the maximum number of Common Shares reserved for issuance under the Omnibus Plan pursuant to (i) Incentive Stock Options (as defined in the Omnibus Plan) is subject to a sublimit of 2,327,700 and (ii) Share Units is subject to a sublimit of 5% of the issued and outstanding Common Shares as calculated from time to time, on a non-diluted basis. As of the date of this Proxy Statement, the number of Common Shares representing 15% of the current issued and outstanding Common Shares is 5,516,859.

●	The maximum number of Common Shares: (a) issuable to insiders at any time; and (b) issued to insiders within any one year period, under the Omnibus Plan, or when combined with all of the Company’s other share compensation arrangements, cannot exceed 10% of the Company’s issued and outstanding securities.

●	The aggregate value of all Awards granted to any one director who is neither a consultant nor an employee in any one year period under all security-based compensation arrangements of the Company may not exceed $150,000 (with no more than $100,000 attributable to Options) based on the grant date fair value of the Awards, other than (i) Awards granted in lieu of cash fees payable for serving as a director, or (ii) one-time initial grants of Awards made to a new non-employee Director upon joining the Board.

●	An Option issued under the Omnibus Plan entitles a holder thereof to purchase a prescribed number of Common Shares from treasury at an exercise price set at the time of the grant. The Board will establish the exercise price at the time each Option is granted, which exercise price must in all cases be the greater of: (i) the Fair Market Value of the Common Shares on the date of grant; and (ii) the closing price of the Common Shares on the TSX on the date of grant.

●	Subject to the vesting and other conditions and provisions in the Omnibus Plan and in the applicable Award Agreement, each Share Unit issued under the Omnibus Plan entitles the holder thereof to receive, on settlement, to the number of Common Shares that is equal to the number of vested Share Units held by the Eligible Participant as at the vesting date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any applicable withholding taxes). Restrictions and conditions on vesting of the Share Units, may, without limitation, be based on the passage of time during continued employment or other service relationship (typically in respect of an RSU) the achievement of specified performance criteria (typically in respect of a PSU), or both.

●	When regular dividends (other than stock dividends) are paid on Common Shares, additional Share Units (“Dividend Share Units”) shall be credited to a Participant’s Share Unit Account as at the dividend payment date. The number of Dividend Share Units to be credited to the Participant’s Share Unit Account shall be determined by multiplying the aggregate number of Share Units held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Common Share, and dividing the result by the Fair Market Value on the dividend payment date, which Dividend Share Units shall be in the form of either RSUs, PSUs, or DSUs as applicable.

●	If an Option expires during, or within ten days after, a routine or special trading blackout period imposed by the Company to restrict trades in the Company’s securities, then, subject to certain exceptions, the Option shall expire ten business days after the expiration of the blackout period.

●	While the Omnibus Plan does not stipulate a specific term for Awards granted thereunder, (a) the expiry date of an Option may not be more than 10 years from its date of grant, and (b) the settlement date of a DSU may not be later than December 31 of the third year from its date of grant, except, in each case, where an expiry date would have fallen within a blackout period of the Company. All Awards must vest and settle in accordance with the provisions of the Omnibus Plan and any applicable Award Agreement, which Award Agreement may include an expiry date for a specific Award.

Insider Trading and Reporting Policy

All of the Company’s executives, other employees and directors are subject to the Company’s Insider Trading and Reporting Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from entering into hedging transactions involving securities of the Company, such as short sales, puts and calls. Furthermore, the Company permits executives, including the NEOs, to trade in the Company’s securities only during prescribed trading windows. Notwithstanding these prohibitions, the Company’s directors, officers and employees are able to sell a security which such person does not own if such person owns another security convertible into the security sold or an Option or right to acquire the security sold and, within 10 days after the sale, such person: (i) exercises the conversion privilege, Option or right and delivers the security so associated to the purchaser; or (ii) transfers the convertible security, Option or right, if transferable, to the purchaser.

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Performance Graph

The following performance graph compares the total cumulative return to a Shareholder who invested $100 in Shares on January 1, 2020, assuming reinvestment of dividends, with the cumulative total return on the S&P/TSX Venture Composite Index for each year following:

180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
July 31, 2019
July 31, 2020
July 31, 2021
July 31, 2022
July 31, 2023
July 31, 2024
BriaCell
S&P/TSX Composite Index

The Company’s executive compensation is affected by, but not directly based on, the Common Share price performance, and therefore NEOs’ compensation may not directly compare to the trend shown above.

Summary Compensation Table for 2024

The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last fiscal year.

						Non-Equity Incentive Plan Compensation
Name and Principal Position	Year	Salary		Share-Based Awards(2)	Option Based Awards(1)	Annual Incentive Plans	Long-Term Incentive Plans	Pension Value	All Other Compensation	Total Compensation
		(US$)		(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
Dr. William V. Williams, President and CEO	2024	734,419		Nil	342,651	Nil	Nil	Nil	Nil	1,077,070
	2023	736,555	(3)	123,072	307,137	48,750	Nil	Nil	Nil	1,215,514
Mr. Gadi Levin, CFO and Corporate Secretary	2024	443,000		Nil	77,730	Nil	Nil	Nil	Nil	520,730
	2023	285,715		Nil	86,970	18,750	Nil	Nil	Nil	391,435
Dr. Giuseppe Del Priore, Chief Medical Officer	2024	540,329		Nil	240,516	Nil	Nil	Nil	Nil	780,845
	2023	466,927		Nil	456,396	25,578	Nil	Nil	Nil	948,901
Dr. Miguel A. Lopez-Lago, Chief Scientific Officer	2024	357,745		Nil	35,863	Nil	Nil	Nil	Nil	393,608
	2023	282,247		Nil	69,547	16,650	Nil	Nil	Nil	368,444

Notes:

(1)	“Option-Based Award” means an award under an equity incentive plan of options, including, for greater certainty, share options, share appreciation rights and similar instruments that have option-like features. This does not represent cash paid to the director. This figure is based on the grant date fair value of such options. The grant date fair value was determined in accordance with International Financial Reporting Standards. This methodology was chosen in order to be consistent with the accounting fair value used by the Company in its financial statements and since the Black-Scholes option pricing model is a commonly used methodology for valuing options which provides an objective and reasonable estimate of fair value. The key assumptions of this valuation include current market price of the stock, exercise price of the option, option term, risk-free interest rate, dividend yield of stock and volatility of stock return. Calculating the value of stock options using the Black-Scholes option pricing model is very different from a simple “in-the-money” value calculation. In fact, stock options that are well out-of-the-money can still have a significant “grant date fair value” based on a Black-Scholes option pricing model, especially where, as in the case of the Company, the price of the share underlying the option is highly volatile. Accordingly, caution must be exercised in comparing grant date fair value amounts with cash compensation or an in-the-money option value calculation.
(2)	“Share-Based Award” means an award under an equity incentive plan of equity-based instruments that do not have option-like features, including, for greater certainty, common shares, restricted shares, restricted share units, deferred share units, phantom shares, phantom share units, common share equivalent units and stock.
(3)	Dr. Williams has indicated his willingness to receive a portion (approximately $281,250) of his compensation in shares/RSUs of the Company, subject to applicable exchange rules. The Company anticipates that these shares/RSUs will be issued in 2025.

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Outstanding Equity Awards Table for 2024 Fiscal Year-End

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of July 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
William V. Williams, MD, FRCP	200,000		-	4.24	03/29/26	-	-
	22,300		-	8.47	01/13/27	-	-
	101,800		-	6.14	08/02/27	-	-
	25,000		15,000	6.03	06/20/28	15,000	-
	19,200	(1)	-	0.00	08/02/27	-
Gadi Levin, CA, MBA	75,000		-	4.24	03/29/26	-
	20,000		-	4.71	05/20/27	-	-
	20,300		-	6.14	08/02/27	-	-
Giuseppe Del Priore, MD, MPH	150,000		-	7.51	02/16/27	-	-
	10,000		-	6.14	08/02/27	-	-
Miguel A. Lopez-Lago, PhD	15,000		-	8.47	01/13/27	-	-
	10,000		-	6.14	08/02/27	-	-

(1) Restricted Share Units

Incentive Plan Awards - Value Vested or Earned During the Year

For each NEO, the following table sets forth: (1) the value of Option-based awards which vested or were earned during the financial year ended July 31, 2024; (2) the value of share-based awards which vested or were earned during the financial year ended July 31, 2024; and (3) the value of non-equity incentive plan compensation earned during the financial year ended July 31, 2024.

Name and Position	Year	Option-Based Awards–Value Vested During the Year(1)	Share-Based Awards – Value Vested During the Year	Non-Equity Incentive Plan Compensation – Value Earned During the Year
		($)	($)	($)
Dr. William V. Williams President and CEO	2024	342,651	Nil	Nil
Gadi Levin CFO and Corporate Secretary	2024	77,730	Nil	Nil
Dr. Giuseppe Del Preiore Chief Medical Officer	2024	240,516	Nil	Nil
Dr. Miguel A. Lopez-Lago Chief Scientific Officer	2024	35,863	Nil	Nil

Notes:

(1) Reflects the aggregate dollar value that would have been realized if the Options had been exercised on the vesting date, calculated based on the difference between the market price of the underlying securities at exercise and the exercise price of the Options on the vesting date

Pension Plan Benefits

The Company does not have a pension plan in place and therefore no pension plan benefit awards were made to a director or NEO during the financial year ended July 31, 2024.

Termination and Change of Control Benefits

The Company has entered into executive employment agreements with each of the NEOs (the “Employment Agreements”). Each Employment Agreement provides for the NEO’s annual base salary, vacation entitlement, and benefits.

The following is a description of material provisions of the Employment Agreements:

Employment Agreements

Dr. Williams V. Williams

On August 31, 2021, we entered into a compensation package with Dr. Williams, our Chief Executive Officer (the “2021 Compensation Package”). Pursuant to the 2021 Compensation Package, Mr. Williams receives $550,000 annually and may earn an equity incentive bonus compensation, which included a direct stock award of up to $125,000 based upon a performance review as of December 31, 2021 (the “Performance Review”). In addition, the 2021 Compensation Package provided for an option award to purchase up to $250,000 of Common Shares of the Company, in connection with the Performance Review, which vests over a four year period and provides for an aggregate cash, stock and option award of up to $950,000.

On June 21, 2022, we entered into a compensation package with Dr. Williams (the “2022 Compensation Package”). Pursuant to the 2022 Compensation Package, Mr. Williams receives $650,000 annually and an annual bonus of $150,000. In addition, the 2022 Compensation Package provides for a performance stock option award of $250,000 and a total cash, bonus and option award of up to $1,050,000. On May 1, 2023, Dr. Williams’ annual salary was increased to $675,000 per annum.

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Giuseppe Del Priore

On February 14, 2022, we entered into an employment agreement with Dr. Giuseppe Del Priore, our Chief Medical Officer (the “Del Priore Employment Agreement”). The Del Priore Employment Agreement provides for a full-time position, $350,000 annual salary and standard employee benefit plan participation. In addition, Mr. Del Priore was granted an option to purchase 150,000 of the Company’s common shares. The Del Priore Employment Agreement provides that Mr. Del Priore is eligible for an annual bonus in either cash or options to purchase common shares of the Company based on the successful completion of certain corporate milestones selected by our Chief Executive Officer and reviewed in the sole discretion of our Board or a compensation committee. On May 1, 2023, Dr. Giuseppe Del Priore’s annual salary was increased to $460,000 per annum.

Gadi Levin

On March 2, 2022, we entered into an executive employment agreement with Gadi Levin, our Chief Financial Officer (the “Levin Employment Agreement”), effective January 1, 2022. The Levin Employment Agreement provides for a part-time position (80%), $350,000 annual salary (“Base Salary”) and standard employee benefit plan participation. Our Board approved a annual discretionary bonus of (i) up to 30% of Mr. Levin’s yearly salary; and (ii) $100,000 in stock options, which vest over a four year period per calendar year. In addition, Mr. Levin was granted 20,000 options in accordance with the terms of the Company’s stock option plan. During August 2022, Mr. Levin’s Base Salary was increased to $250,000, retroactively to January 1, 2022. On May 1, 2023, Mr. Leving’s Base Salary was increased to $350,000 per annum.

Miguel Lopez-Lago

On May 26, 2022, we entered into an employment agreement with Miguel Lopez-Lago, our Chief Scientific Officer (the “Lopez-Lago Employment Agreement”). The Lopez-Lago Employment Agreement provides for $210,000 annually for Mr. Lopez-Lago’s duties as our Chief Scientist Officer. On May 1, 2023, Mr. Lopez-Lago’s annual salary was increased to $325,000 per annum.

The Employment Agreements have effective dates, entitlements on a termination without just cause and change of control as follows:

Name	Effective Date of Employment Agreement	Termination Without Cause	Termination due to a Change of Control
Dr. William V. Williams	November 1, 2016 (updated as at July 1, 2021)	All amounts accrued under the agreement become due and a lump sum termination fee equal to the pro rata monthly salary times the number of months employed divided by 2 (subject to a maximum of 12) shall become payable.	N/A

Mr. Gadi Levin	March 2, 2022	Payment of the base salary (unless 6 months’ working notice is given), as well as the minimum amount of working notice or payment, statutory severance, and benefit plan contributions as necessary and prescribed by applicable employment standards legislation; all regular wages accrued and owing up to and including the termination date; all outstanding vacation pay; reimbursement of all eligible expenses that remain owing; and any other minimum statutory entitlement owing under applicable employment standards legislation.	An amount equivalent to 18 months of the base salary to be paid as a lump-sum or via salary continuation (or a combination of both); benefit plan contributions as necessary and prescribed by applicable employment standards legislation; all regular wages accrued and owing up to and including the termination date; all outstanding vacation pay; reimbursement of all eligible expenses that remain owing; and any other minimum statutory entitlement owing under applicable employment standards legislation.

Dr. Giuseppe Del Priore	February 14, 2022	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.

Dr. Miguel A. Lopez Lago	May 26, 2022	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.

Options and awards granted under the Previous Option Plan and the Omnibus Plan contain provisions allowing for the exercise, in certain circumstances, of options following termination (other than by reason of death, disability, retirement or for cause). Under the Omnibus Plan, in the event that any transaction resulting in a change in control occurs, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which may include, pursuant to the terms of the Omnibus Plan: (A) (i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards; or (B) acceleration of the vesting and the right to exercise such Option or settle such Share Unit as of immediately, or during a specified period, prior to such change in control, and the termination of such Option to the extent such Option is not timely exercised.

Liability Insurance of Directors and Officers

The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and for direct indemnity of directors and officers where corporate reimbursement is not permitted by law. The insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies to all directors and officers equally. The annual cost for this insurance in 2024 was $1,008,383.

Other Compensation

Other than as set forth herein, the Company did not pay any other compensation to NEOs (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended July 31, 2024, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

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DIRECTOR COMPENSATION

As at July 31, 2024, the Company had seven (7) directors, one of whom was also an employee: Dr. William V. Williams (President and Chief Executive Officer).

Compensation of Directors

The Company provides a modest cash retainer to its non-executive directors. Executive directors do not receive any cash compensation in their capacity as directors. Dr. William V. Williams, as President and Chief Executive Officer, does not receive any additional compensation for his services as a director. Long term incentives (such as Options) are granted from time to time, based on an existing complement of long term incentives, corporate performance, and to be competitive with other companies of similar size and scope.

Each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.

The chart below outlines the Company’s current director compensation program for its non-employee Directors:

Type of Fee	Role	Amount of Fee
Board Retainer	Board Member	$42,500/year
Additional Retainer	Chair	$175,000/year
Committee Retainer	Audit Committee Chair	$25,000/year
	Compensation Committee Chair	$20,000/year
	Governance and Nominating Committee Chair	$15,000/year

Non-Employee Director Compensation for 2024

The following table presents the total compensation for each person who served as a non-employee member of the Company’s Board and received compensation for such service during the fiscal year ended July 31, 2024. Other than as set forth in the table and described more fully below, the Company did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of the Board in 2024.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Pension Values ($)	All Other Compensation ($)	Total ($)
Jamieson Bondarenko, CFA, CMT	204,786	—	459,321	—	—	—	664,107
Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC	84,016	—	91,864	—	—	—	175,880
Marc Lustig, MSC, MBA	66,060	—	91,864	—	—	—	157,924
Martin E. Schmieg	75,000	—	91,864	—	—	—	166,864
Rebecca Taub, MD	50,004	—	91,864	—	—	—	141,868
Jane A. Gross, PhD	54,996	—	91,864	—	—	—	146,860

Notes:

(1) The relevant disclosure for directors Dr. William V. Williams is provided above in the “Summary NEO Compensation Table”.

(2) Options based awards calculated using the Black-Scholes Option Pricing Model.

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Other Compensation

Other than as set forth herein, the Company did not pay any other compensation to non-employee Directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended July 31, 2024, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

securities authorized for issuance under equity compensation plans

The following table summarizes the total number of outstanding awards and shares available for other future issuances of awards under all of our equity compensation plans as of July 31, 2024. All of the outstanding awards listed below were granted under the Plans.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by Shareholders	12,752,637	$5.12	611,299
Equity compensation plans not approved by Shareholders	—	—	—

Plan Maximum, Outstanding Securities Awarded and Remaining Securities Available for Grant

As at December 9, 2024, there were 36,779,061 Common Shares of the Company issued and outstanding. Pursuant to the Plans, and based on the current outstanding Common Shares of the Company, Common Shares reserved for issuance under the Plans are as follows:

	Number of Common Shares of the Company	% of Issued and Outstanding Common Shares of the Company(1)
Omnibus Plan
Outstanding securities awarded under the Omnibus Plan: Common Shares reserved for future issuance pursuant to issued and unexercised Awards	480,200	1.31%
Remaining securities available for grant under the Omnibus Plan: unissued Common Shares available for future Award grants(2)	3,351,259	9.11%
Plan Maximum: maximum number of Common Shares available for issuance	3,831,459	10.42%
Previous Option Plan
Outstanding securities awarded under the Previous Option Plan: Common Shares reserved for future issuance pursuant to issued and unexercised Awards	1,670,400	4.54%
Remaining securities available for grant under the Previous Option Plan: unissued Common Shares available for future Award grants(2)	0	-
Plan Maximum: maximum number of Common Shares available for issuance	1,670,400	4.54%
Maximum number of Common Shares available from both plans	5,501,859	14.99%

Notes:

(1) Based on 36,779,061 outstanding Common Shares of the Company.

(2) This number is reduced by the total number of Common Shares underlying awards that have been granted under the Option Plan.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No current or former director or executive officer or their respective associates or affiliates, are or have been indebted to the Company or any of its subsidiaries at any time during the last two (2) financial years of the Company and no current or former director or executive officer or their respective associates or affiliates are or have been indebted to another entity at any time during the last two (2) financial years of the Company or been the subject of a guarantee, support agreement, letter of credit of other similar arrangement provided by the Company or any of its subsidiaries.

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INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

As at the date of this proxy statement, except as otherwise disclosed in the proxy statement, to the knowledge of the Board or the management of the Company, there are no material interests, whether direct or indirect, of any informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company of any of its subsidiaries.

management conracts

The Company’s management functions are not, to any substantial degree, performed by a person or persons other than the directors or executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of December 9, 2024, by:

1.	Each of the Company’s NEOs;
2.	Each of the Company’s directors;
3.	All of the Company’s current directors and executive officers as a group; and
4.	Each Shareholder known by the Company to own beneficially more than 5.0% of the Common Shares.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of December 9, 2024, pursuant to the exercise of options or warrants, vesting of Common Shares, or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 36,779,061 Common Shares issued and outstanding as of December 9, 2024.

Except as indicated in the footnotes to this table, the Company believes that the Shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to the Company by such Shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o BriaCell Therapeutics Corp., Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

	Number of Shares	Percentage of Common Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
Directors and Named Executive Officers
Jamieson Bondarenko, CFA, CMT(1)	786,523	2.14%
William V. Williams, MD, FRCP(2)	556,071	1.51%
Gadi Levin, CA, MBA(3)	118,110	*
Giuseppe Del Priore, MD, MPH(4)	160,000	*
Miguel A. Lopez-Lago, PhD(5)	25,000	*
Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC(6)	117,857	*
Martin E. Schmieg(7)	108,907	*
Rebecca Taub, MD(8)	53,333	*
Jane A. Gross, PhD(9)	93,333	*
All current named executive officers and directors as a group (9 persons)	2,019,135	5.73%

5% or Greater Shareholders
Marc Lustig, MSC, MBA (10)	3,947,203	10.90%

*	Represents beneficial ownership of less than 1%.

Notes:

(1)	Includes 150,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 250,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027, 125,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028 and 100,000 warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026.
(2)	Includes 200,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 22,300 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027, 101,800 shares underlying options with an exercise price of C$8.38, expiring on August 2, 2027, 40,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028 and 29,802 warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026 and 19,200 restricted share units.
(3)	Includes 75,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 20,000 shares underlying options with an exercise price of $4.71, expiring on May 20, 2027 and 20,300 shares underlying options with an exercise price of C$8.38, expiring on August 2, 2027.

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(4)	Includes 150,000 shares underlying options with an exercise price of $7.51, expiring on February 16, 2027 and 10,000 shares underlying options with an exercise price of C$8.38, expiring on August 2, 2027.
(5)	Includes 15,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027 and 10,000 shares underlying options with an exercise price of C$8.38, expiring on August 2, 2027.
(6)	Includes 25,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 50,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027 and 25,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028.
(7)	Includes 25,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 50,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027 and 40,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028.
(8)	Includes 10,000 shares underlying options with an exercise price of $4.24, expiring on March 29, 2026, 10,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027 and 40,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028.
(9)	Includes 10,000 shares underlying options with an exercise price of C$9.92, expiring on November 1, 2025, 50,000 shares underlying options with an exercise price of $8.47, expiring on January 13, 2027 and 40,000 shares underlying options with an exercise price of $6.03, expiring on June 20, 2028.
(10)	Based solely on a Schedule 13G filed with the SEC on December 3, 2024.

additional information

Additional information relating to the Company can be found on SEDAR+ at www.sedarplus.ca under the Company’s issuer profile. Additional financial information is provided in the Company’s comparative financial statements and Management Discussion & Analysis for the financial years ended July 31, 2024 and July 31, 2023. A copy of this document and other public documents of the Company are available upon request to Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

board approval

The contents and the sending of this proxy statements have been approved by the Board.

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Schedule “I”

Board mandate

**BRIACELL THERAPEUTICS CORP.**

**CORPORATE GOVERNANCE GUIDELINES**

**Responsibility of the Board**

The primary mission of the Board of Directors of BriaCell Therapeutics Corp. (the "Company") is to advance the interests of the Company's stockholders by creating a valuable long-term business. The Board believes that this mission is best served by establishing a corporate culture of accountability, responsibility and ethical behavior through the careful selection and evaluation of senior management and members of the Board and by carrying out the Board's responsibilities with honesty and integrity.

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders. In discharging their obligations, directors should be entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors. The directors shall also be entitled to have the Company purchase reasonable directors' and officers' liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company's Articles of Incorporation and Bylaws and to exculpation as provided by state law and the Company's Articles of Incorporation. Board members are expected attend meetings of the Board and the Board committees on which they serve and to spend the time needed to appropriately discharge their responsibilities.

**Director Selection**

***Board Membership Criteria.*** The Nominating Committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience of new Board members, as well as the composition of the Board as a whole. This assessment should include factors such as independence, judgment, skill, diversity, integrity and experience in the context of the needs of the Board.

***Selection of Director Nominees.*** The Nominating Committee will recommend candidates for election to the Board in accordance with the policies and principles in its charter and the criteria described in these Guidelines. The invitation to join the Board should be extended by the Board jointly through the Chief Executive Officer of the Company (the "CEO") and the Chair of the Nominating Committee. The Nominating Committee will review the nomination of an incumbent director for re-election to the Board upon expiration of such director's term.

**Board Composition**

***Independent Directors.*** A majority of the members of the Board shall meet the criteria for independence established by applicable laws and the rules of any stock exchanges upon which the Company's securities are listed, including section 1.4 of *National Instrument 52-110 – Audit Committees* ("NI 52-110"), the TSX Venture Exchange and NASDAQ.

***Size of the Board.*** The Board presently has seven members, and it is the sense of the Board that a size of at least three is appropriate. The Board determines the number of directors as permitted in the Company's Articles of Incorporation or Bylaws and will periodically review the size of the Board based on recommendations of the Nominating Committee.

***Positions of Chairman and CEO.*** The Board has no policy with respect to the separation of the offices of Chairman of the Board and the CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board, with the assistance of the Nominating Committee, to make a determination whenever it elects a new chief executive officer.

***Service on Other Boards.*** No director should serve on more than three other boards of directors of publicly-held companies without the prior approval of the Nominating Committee. Directors should advise the CEO and the

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Chair of the Nominating Committee in advance of accepting an invitation to serve on the board of directors of another company. Additionally, the CEO and other executive officers must seek the approval of the Board before accepting membership on other boards (or similar bodies), including corporate and charitable boards.

***Changes in Professional Responsibility***. The Board should consider whether a change in an individual's professional responsibility directly or indirectly impacts that person's ability to fulfill his or her obligations as a director of the Company. Any director of the Company should submit his or her resignation upon retirement from, or other significant change in, his or her principal employment. The Board may accept or reject such resignation in its discretion after consultation with the Nominating Committee.

***Term Limits***. The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

***Retirement Policy.*** Absence the prior approval of the Nominating Committee, no director may be nominated to a new term if he or she would be age 75 or older at the time of election by the shareholders.

**Director Compensation and Performance**

***Compensation Policy and Annual Compensation Review.*** It is the policy of the Board to provide independent directors with a mix of compensation, including an annual fee, as well as equity and/or derivative securities, which may be contingent upon certain criteria as determined by the Board at the time of grant. Proposed changes in Board compensation shall initially be reviewed by the Compensation Committee, but any changes in the compensation of directors shall require the approval of the Board. The Compensation Committee shall periodically review the status of Board compensation in relation to other comparable companies and consider other factors the Committee deems appropriate, including whether directors' independence may be jeopardized if (i) director compensation and perquisites exceed customary levels, (ii) the Company makes substantial charitable contributions to organizations with which a director is affiliated, or (iii) the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated. The Committee shall discuss its review with the Board.

***Annual Performance Evaluation.*** Commencing in 2020, the Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Board of Directors will select an independent Director to oversee this process and, in connection with such evaluation, will receive comments from all directors and report annually to the Board with an assessment of the Board's performance and procedures. This will be discussed with the full Board following the end of each fiscal year.

***Transactions with Directors or their Affiliates.*** Except for employment arrangements with executive officers, the Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, present the appearance of a conflict of interest, or is otherwise prohibited by law, rule or regulation. This includes, directly or indirectly, any extension, maintenance or renewal of an extension of credit to any director or member of management of the Company. This prohibition also includes significant business dealings with directors or their affiliates, substantial charitable contributions to organizations in which a director is affiliated, and consulting contracts with, or other indirect forms of compensation to, a director. Any waiver of this policy may be made only by the Board or a Board committee and must be promptly disclosed to the Company's stockholders.

**Board Meetings and Communications to Non-Management Directors**

***Schedule.*** Board meetings are scheduled in advance and held not less than quarterly. The Board holds special meetings as required.

***Agendas.*** The CEO and other members of senior management will establish the agenda for each Board meeting. Each Board member may submit items to be included on the agenda. Board members also may raise subjects that are not on the agenda at any meeting.

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***Distribution of Board Material.*** Information that is important to the Board's understanding of the Company's business should be distributed to the Board members a reasonable period of time before the Board meeting.

***Strategic Planning.*** The Board will review the Company's long-term strategic plans and principal issues that the Company will face in the future during at least one Board meeting each year. The timing and agenda of this meeting shall be determined by the CEO.

***Meetings of Non-Management and Independent Directors.*** The directors will meet at least twice annually without management directors present. In the event that the non-management members of the Board include individuals who are not "independent" under the rules of NI 52-110 or NASDAQ, then the independent directors shall meet at least annually without such non-management directors or any management directors present. Meetings of the non-management or independent directors should generally coincide with regularly scheduled Board meetings; however, a majority of the non-management directors may call a meeting of the non-management directors at any time and a majority of the independent directors may call a meeting of the independent directors at any time. The director, or method for selecting a director, who presides at any meeting of the non-management or independent directors will be decided by the directors entitled to attend such meeting, and his or her name or such method will be disclosed in the Company's annual proxy statement. The director presiding at any such meeting shall supervise the conduct of such meeting, shall communicate the results of the meeting to the CEO, as appropriate, and shall have other responsibilities which the non-management directors or independent directors may designate from time to time.

***Communications with Non-Management Directors.*** Interested parties wishing to communicate directly with the non-management directors may do so by writing, addressed as follows: Non-Management Directors, 725 N. Hwy A1A, Suite C-106, Jupiter, FL 33477, Attn: Corporate Secretary.

***Board Presentations and Access to Employees and Advisors.*** Directors shall have full access to officers and employees of the Company and, as necessary and appropriate, the Company's independent advisors, including legal counsel and independent accountants. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Corporate Secretary or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent appropriate, provide the CEO with a copy of any written communications between a director and an officer or employee of, or adviser to, the Company.

The Board encourages senior management to invite to Board meetings officers and other key employees who can provide additional insight into the items being discussed, or that senior management believes should be given exposure to the Board.

***Board Interaction with Investors, Media and Others.*** The Board believes that senior management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, but the Board members will do so only with the knowledge and prior consent of senior management and, in most instances, only at the request of senior management.

**Board Committees**

***Required Committees.*** Consistent with NASDAQ's listing requirements, the Board will have at all times an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All of the members of those committees will be "independent" under the criteria established by NI 52-110 or NASDAQ and under applicable law. In addition, the Company has a Strategic Planning Committee.

Committees shall receive authority exclusively through delegation from the Board through the by-laws, Board resolutions, committee charters or as provided by these guidelines. All committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority. In addition to the authority granted hereunder or under each committee's charter, the Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary without consulting or obtaining the approval of senior management.

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***Appointment and Term of Service of Committee Members.*** Committee members will be appointed by the Board upon recommendation of the Nominating Committee with consideration of the desires of individual directors. Consideration will be given to rotating committee members periodically, but the Board does not believe that rotation should be mandated as a policy. Committee chairs shall be selected by the respective committee members, except with respect to the Audit Committee chair who will be selected by the Board.

***Committee Charters.*** Consistent with NASDAQ's listing requirements, the Audit Committee, the Compensation Committee and the Nominating Committee will have a written charter approved by the Board. The Company also has a Strategic Planning Committee with a written charter. The charters will set forth the purposes and responsibilities of the committees as well as qualifications for committee membership, procedures for appointment and removal, structure and operations, and reporting to the Board. The charters will also provide that each committee will annually evaluate its performance. Consistent with NASDAQ's listing requirements, the charters will be included on the Company's website and copies of the charters will be made available upon request to the Company's Corporate Secretary.

***Committee Meetings and Committee Agenda.*** Each committee chair, in consultation with the committee members and appropriate officers of the Company, will determine the frequency of committee meetings consistent with any requirements in the committee's charter, provided that a majority of committee members may call a meeting of the committee on which they are members at any time. Each committee chair, in consultation with the other members of the committee and senior management, will develop the committee's agenda.

***Other Committees.*** The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

**Management Succession**

***CEO Selection.*** The Board shall select a CEO in a manner that is in the best interests of the Company.

***Evaluation of Executive Officers.*** The Compensation Committee will conduct an annual review of the performance of the CEO, and the other executive officers of the Company in light of the goals and objectives of the Company. The Compensation Committee will set executive officer compensation based on such factors as it deems appropriate.

***Succession Planning and Management Development.*** The Nominating Committee should, at least annually, make a report to the Board on succession planning. The Company's succession plan will include appropriate contingencies in case the CEO retires or is incapacitated. The Board, with the assistance of the Nominating Committee, will evaluate potential successors to the CEO. The CEO should at all times make available his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

These guidelines will be included on the Company's website and will be made available upon request to the Company's Corporate Secretary.

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